UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 6, 2012

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation) Delaware (Kilroy Realty, L.P.)	001-12675 (Kilroy Realty Corporation) 000-54005 (Kilroy Realty, L.P.)	95-4598246 (Kilroy Realty Corporation) 95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On August 8, 2012, Kilroy Realty Corporation, or the Company, issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01	OTHER EVENTS

On August 6, 2012, the Company and its operating partnership, Kilroy Realty, L.P., or the Operating Partnership, entered into an underwriting agreement (referred to herein as the “Preferred Stock Underwriting Agreement”) with Wells Fargo Securities, LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, in connection with the public offering by the Company of 4,000,000 shares of its 6.375% Series H Cumulative Redeemable Preferred Stock. A copy of the Preferred Stock Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The opinion of Ballard Spahr LLP with respect to the validity of the shares in this offering is filed herewith as Exhibit 5.1.

On August 8, 2012, the Company and the Operating Partnership entered into an underwriting agreement (referred to herein as the “Common Stock Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, in connection with the public offering by the Company of 5,750,000 shares of its common stock, par value $0.01, which includes 750,000 shares to be purchased at the option of the underwriters pursuant to the terms of the Common Stock Underwriting Agreement. A copy of the Common Stock Underwriting Agreement is attached as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference. The opinion of Ballard Spahr LLP with respect to the validity of the shares in this offering is filed herewith as Exhibit 5.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

1.1	Preferred Stock Underwriting Agreement dated August 6, 2012.

1.2	Common Stock Underwriting Agreement dated August 8, 2012.

5.1	Opinion of Ballard Spahr LLP in connection with the offering of shares of 6.375% Series H Cumulative Redeemable Preferred Stock.

5.2	Opinion of Ballard Spahr LLP in connection with the offering of shares of common stock.

23.1	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.2 hereto).

99.1	Press release dated August 8, 2012 issued by Kilroy Realty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: August 10, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President, Chief Accounting Officer and Controller

Date: August 10, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Preferred Stock Underwriting Agreement dated August 6, 2012.

1.2	Common Stock Underwriting Agreement dated August 8, 2012.

5.1	Opinion of Ballard Spahr LLP in connection with the offering of shares of 6.375% Series H Cumulative Redeemable Preferred Stock.

5.2	Opinion of Ballard Spahr LLP in connection with the offering of shares of common stock.

23.1	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.2 hereto).

99.1	Press release dated August 8, 2012 issued by Kilroy Realty Corporation.